UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2007

Quest Software, Inc.

(Exact name of registrant as specified in its charter)

California	000-26937	33-0231678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Polaris Way, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 754-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2007, the Board of Directors of Quest Software, Inc. (“Quest”) approved certain amendments to the following Sections of the Bylaws:

•	Section 2.8 to adopt a majority voting standard for uncontested elections of directors;

•

Section 3.3 to adopt the independence standard set forth in Section 303A.02 of the New York Stock Exchange Listed Companies Manual (in addition to the criteria for independence established by the Nasdaq Stock Market, which remains applicable to Quest) and to provide a term limit for independent directors of 16 years; and

•	Sections 8.4 and 8.5 to provide for uncertificated securities as permitted under California law and as required by the Nasdaq Stock Market.

The foregoing description of the amendments to Quest’s Bylaws is not intended to be complete, and is qualified in its entirety by reference to the full text of the Bylaws, as amended, included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Bylaws of Quest Software, Inc., as amended on November 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST SOFTWARE, INC.

Date: November 7, 2007	By:	J. Michael Vaughn
J. Michael Vaughn
Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

3.1	Bylaws of Quest Software, Inc., as amended on November 1, 2007.